Commitments and Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Commitments and Contingencies
12.	Commitments and Contingencies

Asbestos-Related Claims

We are from time to time a party to various lawsuits in the ordinary course that are incidental to our operations in which the claimants seek an unspecified amount of monetary damages for personal injury, including injuries purportedly resulting from exposure to asbestos on drilling rigs and associated facilities. At September 30, 2013, there were approximately 15 of these lawsuits in which we are one of many defendants. These lawsuits have been filed in the United States in the States of Illinois and Mississippi.

We intend to defend ourselves vigorously and, based on the information available to us at this time, we do not expect the outcome to have a material adverse effect on our financial condition, results of operations or cash flows. However, we are unable to predict the ultimate outcome of these lawsuits. No amounts were accrued at September 30, 2013.

Gulfco Site

In 2003, we received an information request under the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA) designating Parker Drilling Offshore Corporation, a subsidiary of Parker Drilling, as a potentially responsible party with respect to the Gulfco Marine Maintenance, Inc. Superfund Site in Freeport, Texas (EPA No. TX 055144539). We responded to this request and in January 2008 received an administrative order to participate in an investigation of the site and a study of the remediation needs and alternatives. The EPA alleges that our subsidiary is a successor to a party who owned the Gulfco site during the time when chemical releases took place there. In December 2010, we entered into an agreement with two other potentially responsible parties, pursuant to which we agreed to pay 20 percent of past and future costs to study and remediate the site. The EPA also issued notice letters to several other parties who may also participate in funding the site remediation costs. On March 20, 2013 we received a Notice of Completion from the EPA confirming that all required activity for removal and remediation has been completed, except for ongoing monitoring costs. As of September 30, 2013, the Company had made certain participating payments and had accrued $0.9 million for our portion of certain unreimbursed past costs and the estimated future cost of monitoring.

Customs Agent and Foreign Corrupt Practices Act (FCPA) Settlement

We previously announced we reached a settlement in connection with investigations by the United States Department of Justice (DOJ) and the United States Securities and Exchange Commission (SEC) regarding possible violations of U.S. law, including the FCPA, by us. On April 16, 2013, the Company and the DOJ entered into a deferred prosecution agreement (DPA), under which the DOJ will defer for three years prosecuting the Company for criminal violations of the anti-bribery provisions of the FCPA relating to the Company’s retention and use of an individual agent in Nigeria with respect to certain customs-related issues, in return for: (i) the Company’s acceptance of responsibility for, and agreement not to contest or contradict the truthfulness of, the statement of facts and allegations that have been filed in a United States District Court concurrently with the DPA; (ii) the Company’s payment of an approximately $11.76 million fine; (iii) the Company’s reaffirming its commitment to compliance with the FCPA and other applicable anti-corruption laws in connection with the Company’s operations, and continuing cooperation with domestic and foreign authorities in connection with the matters that are the subject of the DPA; (iv) the Company’s commitment to continue to address any identified areas for improvement in the Company’s internal controls, policies and procedures relating to compliance with the FCPA and other applicable anti-corruption laws if, and to the extent, not already addressed; and (v) the Company’s agreement to report to the DOJ in writing annually during the term of the DPA regarding remediation of the matters that are the subject of the DPA, implementation of any enhanced internal controls, and any evidence of improper payments the Company may have discovered during the term of the agreement. If the Company remains in compliance with the terms of the DPA throughout its effective period, the charge against the Company will be dismissed with prejudice. The Company also settled a related civil complaint filed by the SEC in a United States District Court.

Demand Letter and Derivative Litigation

In April 2010, we received a demand letter from a law firm representing Ernest Maresca. The letter states that Mr. Maresca is one of our stockholders and that he believes that certain of our current and former officers and directors violated their fiduciary duties related to the issues described above under “Customs Agent and Foreign Corrupt Practices Act (FCPA) Settlement.” The letter requests that our Board of Directors take action against the individuals in question. In response to this letter, the Board formed a special committee to investigate the issues raised in the letter and recommend a course of action for the Company. The special committee engaged its own counsel for the investigation and evaluated potential claims against all individuals identified in the demand letter. The special committee considered whether pursuing each of the individuals named in the demand letter was in the best interests of the Company based upon a variety of factors, including among others, whether the Company had a potential cause of action against the individual, the defenses the individual might offer to such a claim, the ability of the individual to satisfy any judgment the Company might secure as a result of a claim asserted, and other risks to the Company of pursuing the claims. After taking various factors into account, on July 29, 2013, the special committee recommended to the Board that the Company not pursue any action against the current and former officers and directors named in the demand letter, and the Board accepted such recommendation.

ITS Internal Controls

Our due diligence process with respect to the ITS Acquisition identified certain transactions that suggest that ITS’ internal controls may have failed to prevent violations of potentially applicable international trade and anti-corruption laws, including those of the United Kingdom. As part of the integration process with respect to ITS, we have and will continue our review of ITS’ activities to further identify potential violations of applicable international trade and anti-corruption laws and have and will continue to promptly apply our developed systems of internal controls, Code of Conduct, policies and procedures to the acquired businesses to help ensure prevention of potential future violations. As appropriate, we have and will make any identified violations known to relevant authorities, cooperate with any resulting investigations and take proper remediation measures (including seeking any necessary government authorizations). While it is possible that matters may arise where a contingency may require further accounting considerations, we do not believe that as a result of these matters a loss is probable nor is a loss estimable at this time.

Note 13 — Commitments and Contingencies

The Company has various lease agreements for office space, equipment, vehicles and personal property. These obligations extend through 2013 and are typically non-cancelable. Most leases contain renewal options and certain of the leases contain escalation clauses. Future minimum lease payments at December 31, 2012, under operating leases with non-cancelable terms are as follows:

Year Ended December 31,
(Dollars in Thousands)
2013	$6,734
2014	4,134
2015	3,851
2016	2,742
2017	2,092
Thereafter	8,209

Total	$27,762

Total rent expense for all operating leases amounted to $11.8 million for 2012, $12.1 million for 2011 and $12.0 million for 2010.

We are self-insured for certain losses relating to workers’ compensation, employers’ liability, general liability (for onshore liability), protection and indemnity (for offshore liability) and property damage. Our exposure (that is, the retention or deductible) per occurrence is $250,000 for worker’s compensation, employer’s liability, general liability, protection and indemnity and maritime employers’ liability (Jones Act). In addition, we assume a $500,000 annual aggregate deductible for protection and indemnity and maritime employers’ liability claims. The annual aggregate deductible is reduced by every dollar that exceeds the $250,000 per occurrence retention. We continue to assume a retention of $250,000 for workers’ compensation, employers’ liability, and general liability losses and a $100,000 deductible for auto liability claims. For all primary insurances mentioned above, the Company has excess coverage for those claims that exceed the retention and annual aggregate deductible. We maintain actuarially-determined accruals in our consolidated balance sheets to cover the self-insurance retentions.

We have self-insured retentions for certain other losses relating to rig, equipment, property, business interruption and political, war, and terrorism risks which vary according to the type of rig and line of coverage. Political risk insurance is procured for international operations. However, this coverage may not adequately protect us against liability from all potential consequences.

As of December 31, 2012 and 2011, our gross self-insurance accruals for workers’ compensation, employers’ liability, general liability, protection and indemnity and maritime employers’ liability totaled $4.7 million and $6.6 million, respectively and the related insurance recoveries/receivables were $1.2 million and $1.9 million, respectively.

We have entered into employment agreements with terms of one to two years with certain members of management with automatic one year renewal periods at expiration dates. The agreements provide for, among other things, compensation, benefits and severance payments. The employment agreements also provide for lump sum compensation and benefits in the event of termination within two years following a change in control of the Company.

We are a party to various lawsuits and claims arising out of the ordinary course of business. We estimate the range of our liability related to pending litigation when we believe the amount or range of loss can be estimated. We record our best estimate of a loss when the loss is considered probable. When a liability is probable and there is a range of estimated loss with no best estimate in the range, we record the minimum estimated liability related to the lawsuits or claims. As additional information becomes available, we assess the potential liability related to our pending litigation and claims and revise our estimates. Due to uncertainties related to the resolution of lawsuits and claims, the ultimate outcome may differ significantly from our estimates. In the opinion of management and based on liability accruals provided, our ultimate exposure with respect to these pending lawsuits and claims is not expected to have a material adverse effect on our consolidated financial position or cash flows, although they could have a material adverse effect on our results of operations for a particular reporting period.

Asbestos-Related Claims

We are from time to time a party to various lawsuits that are incidental to our operations in which the claimants seek an unspecified amount of monetary damages for personal injury, including injuries purportedly resulting from exposure to asbestos on drilling rigs and associated facilities. At December 31, 2012, there were approximately 15 of these lawsuits in which we are one of many defendants. These lawsuits have been filed in the United States in the State of Mississippi.

The subsidiaries named in these asbestos-related lawsuits intend to defend themselves vigorously and, based on the information available to us at this time, we do not expect the outcome to have a material adverse effect on our financial condition, results of operations or cash flows. However, we are unable to predict the ultimate outcome of these lawsuits. No amounts were accrued at December 31, 2012.

Gulfco Site

In 2003, we received an information request under the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA) designating Parker Drilling Offshore Corporation, a subsidiary of Parker Drilling, as a potentially responsible party with respect to the Gulfco Marine Maintenance, Inc. Superfund Site in Freeport, Texas (EPA No. TX 055144539). We responded to this request and in January 2008 received an administrative order to participate in an investigation of the site and a study of the remediation needs and alternatives. The EPA alleges that our subsidiary is a successor to a party who owned the Gulfco site during the time when chemical releases took place there. In December 2010, we entered into an agreement with two other potentially responsible parties, pursuant to which we agreed to pay 20 percent of past and future costs to study and remediate the site. The EPA also issued notice letters to several other parties who may also participate in funding the site remediation costs. As of December 31, 2012, the Company had made certain participating payments and had accrued $0.7 million for our portion of certain unreimbursed past costs and the estimated future cost of remediation. To date, we believe that all required activity for removal and remediation has been completed, except for ongoing monitoring costs, and we are awaiting a Notice of Completion from the EPA.

Customs Agent and Foreign Corrupt Practices Act (FCPA) Investigation

As previously disclosed, we have engaged in settlement discussions with the United States Department of Justice (DOJ) and the United States Securities and Exchange Commission (SEC) related to parallel investigations that they conducted regarding possible violations of U.S. law, including the FCPA, by us. In particular, the DOJ and the SEC investigated certain of our operations relating to countries in which we currently operate or formerly operated, including Kazakhstan and Nigeria. We fully cooperated with the DOJ and SEC investigations and conducted an internal investigation into potential customs and other issues in Kazakhstan and Nigeria. Subject to court and regulatory approvals, we have reached agreement in principle regarding a proposed settlement of these matters with the DOJ and the staff of the SEC.

Under the terms of the proposed resolution with the DOJ, it is expected that the Company would enter into a deferred prosecution agreement (DPA), under which the DOJ would defer for three years prosecuting the Company for criminal violations of the anti-bribery provisions of the FCPA relating to the Company’s retention and use of an individual agent in Nigeria with respect to certain customs-related issues, in return for: (i) the Company’s acceptance of responsibility for, and agreement not to contest or contradict the truthfulness of, the statement of facts and allegations to be filed in a United States District Court concurrently with the DPA; (ii) the Company’s payment of an approximately $11.76 million fine; (iii) the Company’s reaffirming its commitment to compliance with the FCPA and other applicable anti-corruption laws in connection with the Company’s operations, and continuing cooperation with domestic and foreign authorities in connection with the matters that are the subject of the DPA; (iv) the Company’s commitment to continue to address any identified areas for improvement in the Company’s internal controls, policies and procedures relating to compliance with the FCPA and other applicable anti-corruption laws if, and to the extent, not already addressed; and (v) the Company’s agreement to report to the DOJ in writing annually during the term of the DPA regarding remediation of the matters that are the subject of the DPA, implementation of any enhanced internal controls, and any evidence of improper payments the Company may have discovered during the term of the agreement. If the Company remains in compliance with the terms of the DPA throughout its effective period, the charge against the Company would be dismissed with prejudice.

Under the terms of the proposed resolution with SEC, the staff of the SEC has agreed to recommend to its governing Commission that the SEC enter into a settlement with the Company, pursuant to which the SEC will file a civil complaint in a United States District Court charging the Company with violations of the anti-bribery, books and records and internal control provisions of the FCPA, and the Company would consent to the entry of a final judgment of permanent injunction barring future violations of the anti-bribery, books and records and internal controls provisions of the FCPA. The Company also would agree to the payment of disgorgement of approximately $3.05 million and prejudgment interest of approximately $1.04 million, for a total of approximately $4.09 million. The proposed agreement with the SEC would not require the payment of a civil monetary fine, and neither the proposed agreement with the DOJ nor the proposed agreement with the SEC would require the appointment of a monitor to oversee the Company’s activities or compliance with applicable laws.

The agreement in principle is contingent upon the parties’ preparation and agreement on the language of the settlement documents, approval of the civil settlement by the SEC’s governing Commission and by a United States District Court. There can be no assurance that this proposed settlement will be finalized, or finalized on the terms currently agreed in principle, and we cannot provide assurances regarding if and when the court and/or the SEC’s governing Commission will approve the settlement.

If one or both of these approvals do not occur, the Company may enter further discussions with the DOJ and/or the SEC to resolve the investigated matters on different terms and conditions; such terms and conditions could include any of a broad range of civil and criminal sanctions under the FCPA and other laws and regulations, which they may seek to impose against corporations and individuals in appropriate circumstances. These include, but are not limited to, injunctive relief, disgorgement, fines, penalties and modifications to business practices and compliance programs. Any such disgorgement, fines, penalties, interest or other associated costs could be materially higher than the amounts that we have currently accrued. The DOJ and the SEC have entered into agreements with, and obtained a range of sanctions against, several public corporations and individuals arising from allegations of improper payments and deficiencies in books and records and internal controls, whereby civil and criminal penalties were imposed. Recent civil and criminal settlements have included multi-million dollar fines, deferred prosecution agreements, guilty pleas, and other sanctions, including the requirement that the relevant corporation retain a monitor to oversee its compliance with the FCPA. In addition, corporations may have to end or modify existing business relationships. The Company could also face fines, sanctions and other penalties imposed by other regulatory authorities or in other legal actions. Any such fines, sanctions or penalties could impact the Company’s business operations and assets, particularly in jurisdictions outside the United States, and could have a material adverse impact on our business, results of operations, financial condition and liquidity.

As previously disclosed, we have taken and continue to take certain steps to enhance our existing anti-bribery compliance efforts, including retaining a full-time Chief Compliance Officer who reports to the Chief Executive Officer and Audit Committee and full-time staff to assist him; adopting revised FCPA policies, procedures, and controls; increasing training and testing requirements; strengthening contractual provisions for our service providers that interface with foreign government officials; improving due diligence and continuing oversight procedures for the review and selection of such service providers; and implementing a compliance awareness improvement initiative that includes issuance of periodic anti-bribery compliance alerts. We will continue to emphasize the importance of compliance and ethical business conduct.

The Company recorded a charge of $15.85 million associated with the proposed settlement with the DOJ and SEC for the fourth quarter of 2012. Such charge, which is included in general and administrative expenses, is subject to change based on the results of any final settlement with DOJ and SEC relating to these matters.

Demand Letter and Derivative Litigation

In April 2010, we received a demand letter from a law firm representing Ernest Maresca. The letter states that Mr. Maresca is one of our stockholders and that he believes that certain of our current and former officers and directors violated their fiduciary duties related to the issues described above under “Customs Agent and Foreign Corrupt Practices Act (FCPA) Investigation.” The letter requests that our Board of Directors take action against the individuals in question. In response to this letter, the Board formed a special committee to evaluate the issues raised by the letter and determine a course of action for the Company, and such committee’s work is ongoing.

On August 31, 2010, Douglas Freuler, a purported stockholder of the Company, filed a derivative action in the United States District Court for the Southern District of Texas against our current directors, select officers, and the Company as a nominal defendant. The lawsuit alleges that the individuals breached their fiduciary duties to the Company related to the issues described above under “Customs Agent and Foreign Corrupt Practices Act (FCPA) Investigation,” as well as abuse of control, gross mismanagement, waste of corporate assets, and unjust enrichment. The damages sought included both compensatory and exemplary damages in an unspecified amount, along with various other forms of relief and an award of attorney fees, other costs, and expenses to the plaintiffs. Defendants’ motions to dismiss the amended complaint were granted on June 30, 2011, and plaintiff was given thirty days to replead. Mr. Freuler filed his second amended complaint on July 20, 2011. Defendants’ motions to dismiss the second amended complaint were granted on March 14, 2012. The matter is now on appeal before the U.S. Court of Appeals for the Fifth Circuit, and oral argument in the matter will be heard on March 5, 2013.